UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

EA Series Trust
(Exact name of registrant as specified in charter)

19 E. Eagle Road

Havertown, PA 19083
(Address of principal executive offices) (Zip code)

19 E. Eagle Road

Havertown, PA 19083

(Name and address of agent for service)

215-882-9983

Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2022

Date of reporting period: November 30, 2022

Item 1. Reports to Stockholders.

Guru Favorite Stocks ETF

Annual Report

November 30, 2022

GURU FAVORITE STOCKS ETF

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GURU FAVORITE STOCKS ETF

LETTER TO SHAREHOLDERS

NOVEMBER 30, 2022

Dear GFGF shareholders,

Thank you for your investment in the Guru Favorite Stocks ETF (“GFGF” or the “Fund”). The information presented in this letter relates to the operations of the Fund for its fiscal period beginning on its inception on Dec. 16, 2021 through Nov. 30, 2022 (“FY 2022”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective of long-term capital appreciation by investing in high quality companies that are favored by prominent long-term investors (“Gurus”) and at reasonable prices (“Guru Strategy”). The Fund’s sub-adviser, GuruFocus Investments, LLC (“GuruFocus”), tracks the equity portfolio holdings of approximately 20 Gurus. To be considered a Guru, the investor must have a long-term, publicly available track record of at least 10 years. In addition, the Guru must follow an investment strategy of investing in companies that the Guru considers to be high-quality. The list of Gurus will generally remain consistent absent unusual circumstances – for example, the retirement of a particular Guru.

For FY 2022, GFGF was down 14.19% at its market price and down 14.50% at net asset value (NAV). Over the period, GFGF underperformed the Solactive GBS United States 1000 NTR Index, which was down 13.81%.

The stock market has been challenging since the birth of GFGF. As the Federal Reserve dramatically increased the federal funds rate to curb inflation, the market had its first down year since 2009. The sector that did extraordinarily well this year was energy, which we did not own following the Fund’s Guru Strategy. Therefore, we underperformed during the first half of 2022. However, during the second half of 2022, our portfolio recovered better than the broader market, although it still underperformed the market slightly.

While I would love to do better than this, the performance of GFGF is within the range of my expectations. We will not make changes to our investment strategy due to any underperformance in the short term.

The best and worst performers of the Fund are listed below based on their contribution to the Fund’s return over FY 2022, taking into consideration the weighting of each security.

The best performing security in the Fund’s portfolio during FY 2022 was Fair Isaac Corp., which returned 51.72%. The second-best performing security was Progressive Corp., which returned 30.63%. The third-best performing security for the period was Elevance Health, Inc., which returned 19.94%.

The worst performing security in the Fund’s portfolio during FY 2022 was Jones Lang LaSalle, Inc., which returned -41.74%. The second-worst performing security was First Republic Bank, which returned -37.17%. The third-worst performing security was Amazon.com, Inc., which returned -36.92%.

GFGF distributes income to shareholders on an annual basis.

Outlook

In our opinion, the decline of the stock market in 2022 was mainly caused by two factors. The first was the increase of the federal funds rate by the Federal Reserve to curb inflation. The second was the high valuation of stocks at the beginning of the year, when the CAPE ratio of the S&P 500 Index was at the second highest level in history, only exceeded by the dot.com bubble during the year 2000. As Warren Buffett once said, interest rates are to the value of assets what gravity is to matter, so it is not surprising that we have seen the decline of the prices of almost all assets: stocks, bonds, houses, etc.

GURU FAVORITE STOCKS ETF

LETTER TO SHAREHOLDERS (CONTINUED)

NOVEMBER 30, 2022

After the decline of the market in 2022, both aspects are now positive. First, the Federal Reserve has slowed its pace in increasing the federal funds rate and is probably at the later stage of the rate hike cycle, as inflation is cooling down. Second, stocks are much cheaper now. The CAPE ratio of the S&P 500 is now close to its 20-year average. In our opinion, stocks are relatively more fairly valued now.

The decline of valuations is also reflected on individual stocks. If we look at the largest 20 companies by market cap, their PE ratios have a median decline of 27%. The PE ratios for the top three giants, Apple, Microsoft and Alphabet, have declined by more than 30%. Now we can find some stocks with strong earnings potential trading at low valuations.

The stocks are certainly much cheaper, but there is a large cloud hanging in the future. The deeply inverted yield curve is implying that an economic recession is not far away. While I have no strong opinion on whether there will be a recession, I believe that even if there is one, it won’t be as bad as the ones in 2008 and 2001. This is because most companies, especially the giant ones such as those I mentioned above, are all in great financial shape and are extremely profitable. In our view, they will act as the anchor for the economy during the turbulence that may come in the future. Earnings may drop for some companies, but we expect the economy to remain resilient.

Over the next couple of months, we expect there will be more bad news coming: economic slowdowns, earrings declines, stubborn inflation, higher interest rates, higher unemployment rates, etc. But it is news like this that generates opportunities for long term investors. Waiting for better times to invest is never a winning strategy. Just like Warren Buffett wrote in his October 2008 article, “Buy American, I Am,” as the financial crisis was unfolding, “if you wait for the robins, spring will be over.”

I believe that the companies with high quality characteristics and reasonable valuations will do better at this time. That is the Guru Strategy that the Fund follows.

As I said many times before, I cannot guarantee the performance of the Fund. What I can guarantee is that the majority of my net worth is invested in GFGF and thus has the same rate of return as the Fund. I didn’t sell even one share and never will as long as I am the fund manager. I will buy more as I have more funds to deploy. All my three children also own GFGF. GFGF is among the largest holdings for them.

We appreciate your continued investment in the Fund.

Sincerely,

/s/ Charlie Tian

Charlie Tian, Ph.D.

Chief Executive Officer

GuruFocus Investments, LLC

GURU FAVORITE STOCKS ETF

LETTER TO SHAREHOLDERS (CONTINUED)

NOVEMBER 30, 2022

Shares are bought and sold at market price (not at net asset value (“NAV”)), and are not individually redeemed from the Fund. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of the close of regular trading on the exchange, normally 4:00 p.m. Eastern Time.

Any offering must be preceded or accompanied by a prospectus.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice. Current and future portfolio holdings are subject to change and risk. Please refer to the Schedule of Investments contained in this report for a full listing of Fund holdings.

An investment in the Fund is subject to numerous risks, including possible loss of principal. The Fund is actively managed and does not seek to replicate a specified index. The Fund is subject to the following principal risks, among others:

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Stale Information Risk. The Sub-Adviser will recommend securities for the Fund based on publicly available information about the Gurus’ holdings. However, the publicly available information does not generally reflect real-time portfolio holdings. For example, information obtained via Form 13F filings are available only quarterly, and will contain information that is at least 45 days’ old. As a result, the Sub-Adviser may rank a particular security higher than it would have been ranked if the Sub-Adviser had access to all of the Guru’s portfolio holdings on a real-time basis. As a result, the Fund may purchase securities or retain securities that are no longer favored by the Gurus, which may hurt the Fund’s performance.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data used by other investment advisory firms. The Sub-Adviser uses quantitative analyses, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

GURU FAVORITE STOCKS ETF

LETTER TO SHAREHOLDERS (CONTINUED)

NOVEMBER 30, 2022

Semi-Annual Reallocation Risk. Because the Sub-Adviser will normally recommend changes to the Fund’s portfolio on a semi-annual basis, (i) the Fund’s market exposure may be affected by significant market movements promptly following a semi-annual reconstitution that are not predictive of the market’s performance for the subsequent semi-annual period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) by as long as a half a year if such changes first take effect promptly following a semi-annual reconstitution. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk. Investing in securities of medium-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often medium-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Please refer to the prospectus for additional risk information.

The Solactive GBS United States 1000 NTR Index intends to track the performance of the largest 1000 companies from the US stock market and is based on the Solactive Global Benchmark Series. Constituents are selected based on company market capitalization and weighted by free float market capitalization. The index is calculated as a net total return index in USD and is reconstituted quarterly.

The S&P 500 Index is a market-capitalization weighted index of 500 leading publicly traded companies in the U.S.

The CAPE ratio is a valuation measure that uses real earnings per share (EPS) over a 10-year period to smooth out fluctuations in corporate profits that occur over different periods of a business cycle. The CAPE ratio, using the acronym for cyclically adjusted price-to-earnings ratio, was popularized by Yale University professor Robert Shiller. It is also known as the Shiller P/E ratio.

The Fund is distributed by Quasar Distributors, LLC.

GURU FAVORITE STOCKS ETF

Growth of $10,000 (Unaudited)

Average Annual Return*
Since Inception
(December 16, 2021)
Guru Favorite Stocks ETF	(14.50%)
Solactive GBS United States 1000 NTR Index	(13.81%)

See “Index Overview” section for a description of the Index.

*	This chart assumes an initial gross investment of $10,000 made on December 16, 2021. Returns shown include the dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Shares are bought and sold at market price not net asset value (NAV). Market price returns are based upon the closing composite market price and do not represent the returns you would receive if you traded shares at other times

GURU FAVORITE STOCKS ETF

Tabular Presentation of Schedule of Investments

As of November 30, 2022

Sector[1]	% Net Assets
Financials	44.1%[2]
Information Technology	26.8%[2]
Health Care	14.6%
Communication Services	8.1%
Real Estate	6.1%
Other[3]	0.3%
Total	100.0%

1.	Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment adviser’s internal sector classifications.
2.	For purposes of the Fund’s compliance with its concentration limits, the Fund uses various sub-classifications and none of the Fund’s holdings in the sub-classifications exceed 25% of the Fund’s total assets.
3.	Cash, cash equivalents, short-term investments and other assets less liabilities.

GURU FAVORITE STOCKS ETF

INDEX OVERVIEW (UNAUDITED)

NOVEMBER 30, 2022

Solactive GBS United States 1000 NTR Index

The Solactive GBS United States 1000 Index intends to track the performance of the largest 1000 companies from the US stock market and is based on the Solactive Global Benchmark Series. Constituents are selected based on company market capitalization and weighted by free float market capitalization. The index is calculated as a net total return index in USD and is reconstituted quarterly.

Guru Favorite Stocks ETF
Schedule of Investments
November 30, 2022

Shares		Value
COMMON STOCKS - 96.6%
Application Software - 5.8%
2,837	Fair Isaac Corp. (a)	$1,758,146

Asset Management & Custody Banks - 6.0%
20,522	Brookfield Asset Management, Inc. - Class A (b)	967,612
16,461	KKR & Co., Inc.	854,655
		1,822,267
Biotechnology - 2.7%
5,037	AbbVie, Inc.	811,864

Cable & Satellite - 2.9%
23,776	Comcast Corp. - Class A	871,153

Consumer Finance - 3.5%
6,663	American Express Co.	1,050,022

Data Processing & Outsourced Services - 7.7%
3,134	Mastercard, Inc. - Class A	1,116,958
5,535	Visa, Inc. - Class A	1,201,095
		2,318,053
Diversified Banks - 5.8%
16,779	Citigroup, Inc.	812,271
19,530	Wells Fargo & Co.	936,464
		1,748,735
Financial Exchanges & Data - 5.8%
2,838	Moody’s Corp.	846,490
2,554	S&P Global, Inc.	901,051
		1,747,541
Interactive Media & Services - 2.9%
8,520	Alphabet, Inc. - Class C (a)	864,354

Investment Banking & Brokerage - 7.6%
14,334	Charles Schwab Corp.	1,183,128
2,838	Goldman Sachs Group, Inc.	1,095,894
		2,279,022
Life & Health Insurance - 3.9%
7,816	Primerica, Inc.	1,164,818

Managed Health Care - 9.2%
2,696	Elevance Health, Inc.	1,436,752
2,412	UnitedHealth Group, Inc.	1,321,197
		2,757,949
Movies & Entertainment - 2.3%
7,194	Walt Disney Co. (a)	704,077

Multi-Sector Holdings - 4.0%
3,832	Berkshire Hathaway, Inc. - Class B (a)	1,220,875

The accompanying notes are an integral part of these financial statements.

Guru Favorite Stocks ETF
Schedule of Investments (Continued)
November 30, 2022

Shares		Value
Pharmaceuticals - 2.7%
7,407	Merck & Co., Inc.	$815,659

Property & Casualty Insurance - 5.2%
11,920	Progressive Corp.	1,575,228

Real Estate Services - 3.0%
11,476	CBRE Group, Inc. - Class A (a)	913,490

Regional Banks - 2.3%
5,535	First Republic Bank	706,321

Semiconductors - 2.7%
13,906	Micron Technology, Inc.	801,681

Systems Software - 7.3%
4,824	Microsoft Corp.	1,230,795
11,495	Oracle Corp.	954,430
		2,185,225
Technology Hardware, Storage & Peripherals - 3.3%
6,669	Apple, Inc.	987,212

	TOTAL COMMON STOCKS (Cost $31,523,477)	29,103,692

REAL ESTATE INVESMENT TRUSTS - 3.1%
4,257	American Tower Corp.	941,861
	TOTAL REAL ESTATE INVESMENT TRUSTS (Cost $1,154,952)	941,861

MONEY MARKET FUNDS - 0.2%
74,152	First American Government Obligations Fund - Class X, 3.66% (c)	74,152
	TOTAL MONEY MARKET FUNDS (Cost $74,152)	74,152

	TOTAL INVESTMENTS (Cost $32,752,581) - 99.9%	30,119,705
	Other Assets in Excess of Liabilities - 0.1%	15,448
	TOTAL NET ASSETS - 100.0%	$30,135,153

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

GURU FAVORITE STOCKS ETF

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2022

Guru Favorite Stocks ETF
Assets:
Investments in securities, at value	$30,119,705
Dividends and interest receivable	30,927
Total assets	30,150,632

Liabilities:
Accrued investment advisory fees	15,479
Total liabilities	15,479
Net Assets	$30,135,153

Net Assets Consist of:
Paid-in capital	$34,610,433
Total distributable earnings (accumulated deficit)	(4,475,280)
Net Assets:	$30,135,153

Calculation of Net Asset Value Per Share:
Net Assets	$30,135,153
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	1,410,000
Net Asset Value per Share	$21.37

Cost of Investments in Securities	$32,752,581

The accompanying notes are an integral part of these financial statements.

GURU FAVORITE STOCKS ETF

STATEMENT OF OPERATIONS

For the Period Ended November 30, 2022

Guru Favorite Stocks ETF(1)
Investment Income:
Dividend income	$299,791
Interest income	994
Total investment income	300,785

Expenses:
Investment advisory fees	185,391
Net expenses	185,391

Net Investment Income	115,394

Realized and Unrealized Loss on Investments:
Net realized loss on:
Investments	(2,768,282)
(2,768,282)
Net change in unrealized depreciation on:
Investments	(2,632,876)
(2,632,876)
Net realized and unrealized loss on investments:	(5,401,158)
Net Decrease in Net Assets Resulting from Operations	$(5,285,764)

(1)	The Fund commenced operations on December 16, 2021.

The accompanying notes are an integral part of these financial statements.

GURU FAVORITE STOCKS ETF

STATEMENT OF CHANGES IN NET ASSETS

Guru Favorite Stocks ETF
For the Period Ended November 30, 2022(1)
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$115,394
Net realized loss on investments	(2,768,282)
Net change in unrealized depreciation on investments	(2,632,876)
Net decrease in net assets resulting from operations	(5,285,764)

Distributions to Shareholders:
Net investment income	(3,002)
Total distributions to shareholders	(3,002)

Capital Share Transactions:
Proceeds from shares sold	42,446,633
Payments for shares redeemed	(7,024,003)
Transaction fees (See Note 1)	1,289
Net increase in net assets derived from net change in capital share transactions	35,423,919
Net Increase in Net Assets	30,135,153

Net Assets:
Beginning of period	-
End of period	$30,135,153

Changes in Shares Outstanding:
Shares outstanding, beginning of period	-
Shares sold	1,760,000
Shares repurchased	(350,000)
Shares outstanding, end of period	1,410,000

(1)	The Fund commenced operations on December 16, 2021.

The accompanying notes are an integral part of these financial statements.

GURU FAVORITE STOCKS ETF

FINANCIAL HIGHLIGHTS

For the Period Ended November 30, 2022

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Loss on Investments	Net Decrease in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Net Expenses(3)(4)	Net Investment Income(3)	Portfolio Turnover Rate(5)
Guru Favorite Stocks ETF
December 16, 2021(6) to November 30, 2022	$25.00	0.08	(3.71)	(3.63)	(0.00)(7)	(0.00)(7)	$21.37	(14.50%)	$30,135	0.65%	0.40%	28%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3)	For periods of less than one year, these ratios are annualized.
(4)	Net expenses include effects of any reimbursement or recoupment.
(5)	Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year.
(6)	Commencement of operations.
(7)	Rounds to less than $0.005.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS

NOVEMBER 30, 2022

NOTE 1 – ORGANIZATION

Guru Favorite Stocks ETF (the “Fund”) is a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is considered diversified under the 1940 Act. The Fund commenced operations on December 16, 2021. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek long-term capital appreciation.

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment strategy is to seek to grow capital by investing in high quality companies that are favored by prominent long-term investors (“Gurus”) and at reasonable prices.

Shares of the Fund are listed and traded on the Nasdaq Stock Market. Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

A.	Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC d/b/a EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of November 30, 2022, the Fund did not hold any securities valued by an investment committee.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of November 30, 2022:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Guru Favorite Stocks ETF
Assets*
Common Stocks	$29,103,692	$-	$-	$29,103,692
Real Estate Investment Trusts	941,861	-	-	941,861
Money Market Funds	74,152	-	-	74,152
Total Investments in Securities	$30,119,705	$-	$-	$30,119,705

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended November 30, 2022, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.	Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

The risks of foreign securities typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. These securities markets may be less developed and securities in those markets are generally more volatile and less liquid than those in developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

C.	Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.	Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal period ended November 30, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal period ended November 30, 2022, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal period ended November 30, 2022, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

E.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions to shareholders from net investment income for the Fund and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

F.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this Report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

I.	Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. In addition, the Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital. For the fiscal period ended November 30, 2022 the following table shows the reclassifications made:

	Undistributed Net Investment Gain (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital
Guru Favorite Stocks ETF	-	813,486	(813,486)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Empowered Funds, LLC d/b/a EA Advisers (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Funds’ Custodian.

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

GuruFocus Investments, LLC, serves as a non-discretionary investment sub-adviser to the Fund. Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and the Sub-Adviser, the Sub-Adviser is responsible for determining the investment exposures for the Fund, subject to the overall supervision and oversight of the Adviser and the Board.

At a Board meeting held on December 13, 2021, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, approved the Advisory Agreement. Per the Advisory Agreement, the Fund pays an annual rate of 0.65% to the Adviser monthly based on average daily net assets. A description of the Board’s consideration is included in this report.

NOTE 4 – SECURITIES LENDING

The Fund may lend up to 33⅓% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Fund and the Securities Lending Agent.

As of the end of the current fiscal period, the Fund had not loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with the Trust approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

As of the end of the current fiscal period, the Fund did not have any securities on loan.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

The Fund did not earn any interest income this fiscal period on the investment of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income, Net”).

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the fiscal period ended November 30, 2022, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Guru Favorite Stocks ETF	$8,964,468	$7,871,999

For the fiscal period ended November 30, 2022, in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
Guru Favorite Stocks ETF	$41,196,906	$6,841,904

For the fiscal period ended November 30, 2022, short-term and long-term gains on in-kind transactions were as follows:

	Short Term	Long Term
Guru Favorite Stocks ETF	$(813,486)	$-

There were no purchases or sales of U.S. Government securities during the fiscal period.

NOTE 6 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at November 30, 2022 were as follows:

Guru Favorite Stocks ETF
Tax cost of Investments	$32,755,863
Gross tax unrealized appreciation	1,650,761
Gross tax unrealized depreciation	(4,286,919)
Net tax unrealized appreciation (depreciation)	(2,636,158)
Undistributed ordinary income	112,392
Undistributed long-term gain	-
Total distributable earnings	$112,392
Other accumulated gain (loss)	$(1,951,514)
Total accumulated gain (loss)	$(4,475,280)

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in REITs, partnerships, passive foreign investment companies and wash sales. Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

GURU FAVORITE STOCKS ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2022

For the fiscal period ended November 30, 2022, the Fund did not defer any qualified late year losses.

At November 30, 2022, the Fund had the following capital loss carryforwards:

	Unlimited Short-Term	Unlimited Long-Term
Guru Favorite Stocks ETF	$(1,951,514)	$-

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal period ended November 30, 2022 was as follows:

Fiscal Period Ended November 30, 2022
Ordinary Income
Guru Favorite Stocks ETF	$3,002

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no transactions that occurred during the period subsequent to November 30, 2022, that materially impacted the amounts or disclosures in the Fund’s financial statements.

GURU FAVORITE STOCKS ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SPICER JEFFRIES LLP
Certified Public Accountants

4601 DTC BOULEVARD ● SUITE 700

DENVER, COLORADO 80237

TELEPHONE: (303) 753-1959

FAX: (303) 753-0338

www.spicerjeffries.com

To the Shareholders and

Board of Trustees of

EA Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Guru Favorite Stocks ETF (the “Fund”, a series of EA Series Trust, the “Trust”) as of November 30, 2022, and the related statements of operations, changes in net assets, and financial highlights for the period from December 16, 2021 (commencement of operations) through November 30, 2022, and the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations, changes in net assets, and financial highlights for the period from December 16, 2021 (commencement of operations) through November 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

GURU FAVORITE STOCKS ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

We have served as the auditor of one or more of the investment companies within the EA Series Trust since 2016.

Denver, Colorado

January 27, 2023

GURU FAVORITE STOCKS ETF

EXPENSE EXAMPLE

NOVEMBER 30, 2022 (UNAUDITED)

As a shareholder of Guru Favorite Stocks ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period June 1, 2022 to November 30, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. The information assumes the reinvestment of all dividends and distributions.

	Annualized Expense Ratio	Beginning Account Value June 1, 2022	Ending Account Value November 30, 2022	Expenses Paid During Period June 1, 2022 to November 30, 2022
Guru Favorite Stocks ETF[1]
Actual	0.65%	$1,000.00	$1,002.50	$3.26
Hypothetical (5% annual return before expenses)	0.65%	1,000.00	1,021.81	3.29

1.	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365, to reflect the one-half year period.

GURU FAVORITE STOCKS ETF

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Fund”), has adopted a liquidity risk management program (“the Program”) to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Trust’s Board of Trustees has designated the Chief Executive Officer of the Adviser as the Program Administrator, responsible for administering the Program and its policies and procedures.

At the July 26, 2022, meeting of the Board of Trustees of the Trust, the Program Administrator provided the Trustees with a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended March 31, 2022. The report concluded that the Program appeared effectively tailored to identify potential illiquid scenarios and to enable the Fund to deliver appropriate reporting. In addition, the report concluded that the Program is adequately operating, and its implementation has been effective. The report reflected that there were no liquidity events that impacted the Fund’s ability to timely meet redemptions without dilution to existing shareholders. The report further described material changes that were made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

GURU FAVORITE STOCKS ETF

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal period ended November 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Guru Favorite Stocks ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended November 30, 2022 was as follows:

Guru Favorite Stocks ETF	100.00%

SHORT TERM CAPITAL GAIN

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for the Fund was 0.00% (unaudited).

GURU FAVORITE STOCKS ETF

MANAGEMENT OF THE FUND

The table below sets forth certain information about each of the Trust’s executive officers as well as its affiliated and independent Trustees.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003 – present).	34	None
Michael S. Pagano, Ph.D., CFA Born: 1962	Trustee	Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999 – present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008 – present);	34	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Since 2018	Co-founder and CEO, PeopleJoy (2016 – present).	34	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Trustee and President	Since 2014	Founder and Executive Managing Member, EA Advisers (2013 – present); Founder and Executive Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2010 – present).	34	None

*	Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Additional information about the Affiliated Trustee and Independent Trustees is available in the Statement of Additional Information (SAI).

GURU FAVORITE STOCKS ETF

MANAGEMENT OF THE FUND (CONTINUED)

Officers

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
John Vogel, Ph.D. Born: 1983	Treasurer and Chief Financial Officer	Since 2014	Managing Member, EA Advisers (2013 – present); Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2012 – present).
Jessica D. Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer, Alpha Architect (2021 – Present), Chief Compliance Officer, Snow Compliance (2015 – 2021)
Patrick R. Cleary Born: 1982	Secretary	Since 2015	Chief Operating Officer and Managing Member, Alpha Architect, LLC (2014 – present); Chief Executive Officer of EA Advisers (2021 – present).
Sean Hegarty Born: 1993	Assistant Treasurer	Since 2022	Chief Operating Officer, EA Advisers (2022 – present); Assistant Vice President – Fund Administration, U.S. Bank Global Fund Services (2018-2022); Staff Accountant, Cohen & Company (2015-2018)

GURU FAVORITE STOCKS ETF

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY CONTRACTS

The Board (the members of which are referred to as “Trustees”) of the EA Series Trust (the “Trust”) met virtually on December 13, 2021 to consider the approval of Advisory Agreement between the Trust, on behalf of the Guru Favorite Stocks ETF (the “Fund”), and Empowered Funds, LLC (the “Adviser”), as well as to consider the approval of the Sub-Advisory Agreement between the Adviser and GuruFocus Investments, LLC (the “Sub-Adviser”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Adviser and Sub-Adviser relevant to the Board’s consideration of whether to approve the Advisory Agreement and Sub-Advisory Agreement. In connection with considering approval of both the Advisory Agreement and Sub-Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. In reaching the decision to approve both the Advisory Agreement and Sub-Advisory Agreement, the Board considered and reviewed information provided by the Adviser and Sub-Adviser, including among other things information about its personnel, operations, financial condition, and compliance and risk management. The Board also reviewed copies of the proposed Advisory Agreement and Sub-Advisory Agreement. During their review and consideration, the Board focused on and reviewed the factors they deemed relevant, including:

Nature, Quality and Extent of Services. The Board was presented and considered information concerning the nature, quality and extent of the overall services expected to be provided by the Adviser to the Fund. In this connection, the Board considered the responsibilities of the Adviser, recognizing that the Adviser had invested significant time and effort in structuring the Trust and the Fund, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”) and arranging service providers for the Fund. In addition, the Board considered that, the Adviser is responsible for providing investment advisory services to the Fund, monitoring compliance with the Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services expected to be provided by the Adviser in the oversight of the Trust’s administrator, transfer agent and custodian. In addition, the Board evaluated the integrity of the Adviser’s and Sub-Adviser’s personnel, the experience of the portfolio management team in managing assets and the adequacy of the Adviser’s and Sub-Adviser’s resources. In addition, the Board evaluated the integrity of each of the Adviser’s and Sub-Advisers’ personnel, the experience of the portfolio management team in managing assets and the adequacy of each of the Adviser’s and Sub-Adviser’s resources. The Board also considered the Adviser’s ongoing oversight responsibilities of the Sub-Adviser and the adequacy of the Adviser’s resources. The Board considered that the Sub-Adviser would provide its services as a non-discretionary investment sub-adviser and that the Adviser would be each the Fund’s discretionary investment adviser and responsible for all trading and compliance for the Fund.

Performance. Performance information was not available for the Fund as it had not yet commenced operations.

Comparative Fees and Expenses. In considering the advisory fee and sub-advisory fee, the Board reviewed and considered the fees in light of the nature, quality and extent of the services expected to be provided by the Adviser and the Sub-Adviser, respectively. With respect to the advisory fee and expense ratio for the Fund, the Board also considered the fees and expense ratios versus the fees and expenses charged to other exchange-traded funds and mutual funds. The Board noted that there were no directly comparable passively managed and actively managed ETFs or mutual funds using as strategy comparable to the proposed strategy, and it was therefore difficult to compare the Fund’s management fee and estimated expenses with the fees and expenses of other passively managed and actively managed ETFs and mutual funds. With respect to the sub-advisory fee, the Board noted that they were payable solely out of the unitary management fee payable to the Adviser.

The Board considered, among other information, the data provided in the third-party report. Fee information was provided in quartiles, ranging from quartile one (the least expensive) to quartile four (the most expensive). The Board considered the third-party peer group analysis that included comparison of the Fund’s anticipated net expense ratio against funds that were both exchanged-traded funds and mutual funds. The Fund’s total expense ratio (for both gross and net fees) was in the second quartile for ETFs and the first quartile for mutual funds. The Fund’s management fee was in the second quartile for ETFs and the first quartile for mutual funds. The Board determined that the Fund’s proposed fee level was reasonable.

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BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY CONTRACTS

Costs and Profitability. The Board further considered information regarding the potential profits, if any, that may be realized by each of the Adviser and Sub-Adviser in connection with providing their respective services to the Fund. The Board reviewed estimated profit and loss information provided by the Adviser with respect to the Fund and estimated data regarding the proposed Sub-Advisory fee and the costs associated with the personnel, systems and equipment necessary to manage the Fund and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses the Adviser would pay in accordance with the Advisory Agreement. The Board also took into consideration that the Adviser agreed to pay all expenses incurred by the Fund except for the fees paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expenses and other non-routine or extraordinary expenses. The Board also considered the respective financial obligations of the Adviser and the Sub-Adviser, as sponsor of the Fund. They considered the Sub-Adviser’s projected Fund asset totals over the first two years of operations. The Board also considered the ownership structure of the Sub-Adviser and the assets committed by the ownership group to support the Fund.

Other Benefits. The Board further considered the extent to which the Adviser or Sub-Adviser might derive ancillary benefits from Fund operations. For example, the Adviser and Sub-Adviser may engage in soft dollar transactions in the future, although it did not currently plan to do so. In addition, the Adviser may benefit from continued growth in the Trust by potentially negotiating better fee arrangements with key vendors serving all of the funds in the Trust.

Economies of Scale. The Board also considered whether economies of scale would be realized by the Fund as it its assets grow, including the extent to which this is reflected in the level of fees to be charged. The Board noted that the advisory and sub-advisory fees for the Fund do not include breakpoints but concluded that it was premature to meaningfully evaluate potential economies of scale.

Conclusion. No single factor was determinative of the Board’s decision to approve both the Advisory Agreement and Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, approved both the Advisory Agreement and Sub-Advisory Agreement, including the compensation payable under the Agreements.

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INFORMATION ABOUT PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge, upon request, by calling (215) 882-9983. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at https://www.gurufocusetf.com/.

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling (215) 882-9983, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://www.gurufocusetf.com/.

When available, information regarding how the Fund’s voted proxies relating to portfolio securities during the twelve months ending June 30 is (1) available by calling (215) 882-9983 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (UNAUDITED)

Information regarding how often shares of the Fund trades on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at https://www.gurufocusetf.com/.

PRIVACY POLICY (UNAUDITED)

EA Series Trust (the “Trust”) is strongly committed to preserving and safeguarding the personal financial information of any customers of the Trust. Confidentiality is extremely important to us.

Regulation S-P requires, among others, each investment company to “adopt written policies and procedures that address administrative, technical, and physical safeguards for the protection of customer records and information.” However, Pursuant to Regulation S-P’s definition of “customer,” the Trust currently does not have, nor does it anticipate having in the future, any customers. In addition, the Trust does not collect any non-public personal information from any consumers.

Nonetheless, the Trust has instituted certain technical, administrative and physical safeguards through which the Trust would seek to protect personal financial information about any customers from unauthorized use and access. First, technical procedures are used in order to limit the accessibility and exposure of Trust-maintained information contained in electronic form. If customer information were obtained by the Trust, such technical procedures would cover such information.

Second, administrative procedures that are in place, would be used to control the number and type of employees, affiliated and nonaffiliated persons, to whom customer information (if the Trust were to obtain any) would be accessible.

Third, physical safeguards have been established, which if customer information were obtained by the Trust, to prevent access to such information contained in hard-copy form.

As these procedures illustrate, the Trust realizes the importance of information confidentiality and security and emphasizes practices which are aimed at achieving those goals.

Adviser

Empowered Funds, LLC d/b/a EA Advisers

19 East Eagle Road

Havertown, Pennsylvania 19083

Sub-Adviser

GuruFocus Investments, LLC

1309 West 15th Street, Suite 370

Plano, Texas 75075

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Custodian and Securities Lending Agent

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bank Global Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Spicer Jeffries LLP

4601 DTC Boulevard, Suite 700

Denver, Colorado 80237

Legal Counsel

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

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Symbol – GFGF

CUSIP – 02072L789

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

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	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$9,750	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,250	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Spicer Jeffries LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

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	FYE 11/30/2022	FYE 11/30/2021
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

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Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Wesley Gray
Wesley Gray, President, Principal Executive Officer

Date:	February 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Wesley Gray
Wesley Gray, President, Principal Executive Officer

Date:	February 1, 2023

By (Signature and Title)	/s/ John R. Vogel
John R. Vogel, Principal Financial Officer and Treasurer

Date:	February 1, 2023